March 28, 2018

THE DREYFUS/LAUREL FUNDS TRUST
-Dreyfus Global Equity Income Fund

Supplement to Current Summary and Statutory Prospectus

The following information supersedes and replaces the information contained in "Portfolio Management" in the fund's summary prospectus and "Fund Summary – Portfolio Management" in the fund's statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).  Dreyfus has engaged its affiliate, Newton Investment Management (North America) Limited (Newton), to serve as the fund's sub-investment adviser.

Nick Clay is the fund's primary portfolio manager, a position he has held since October 2012.  Mr. Clay is an investment manager and member of the global equity team at Newton.

The following information supersedes and replaces the fourth paragraph in "Fund Details – Management" in the fund's statutory prospectus:

Nick Clay is the fund's primary portfolio manager, a position he has held since October 2012.  Mr. Clay is an investment manager and member of the global equity team at Newton, which he joined in 2000.

6175STK0318